                                                                    EXHIBIT 10.9

                              ASSIGNMENT AGREEMENT

          THIS ASSIGNMENT AGREEMENT (the "Assignment Agreement") is executed and delivered as of this 31st day of December, 1998, by and between CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA") and CORRECTIONS PARTNERS, INC., a Delaware corporation ("CPI") and.

          1. Assignment of Assets. CCA hereby assigns to CPI, any and all of its right, title and interest in and to the management contracts relating to government-owned adult detention facilities listed on Schedule A attached hereto, provided that such right, title and interest expressly does not include the possessory interest in the real property used in connection with the management contract relating to the Huerfano County Correctional Facility.

          2. Further Assurances. Each party hereto shall execute, acknowledge and deliver to the other party all documents, and shall take all actions, reasonably requested by such other party from time to time to confirm or effect the matters set forth herein, or to otherwise carry out the purpose of this Assignment Agreement.

          3. Counterparts. This Assignment Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

          4. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.



                [remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the day and year first above written.

                                             CORRECTIONS CORPORATION OF AMERICA

                                             By: /s/ Doctor R. Crants
                                                 ------------------------------
                                             Its: Chief Executive Officer
                                                 ------------------------------

                                             CORRECTIONS PARTNERS, INC.

                                             By: /s/ Darrell K. Massengale
                                                 ------------------------------
                                             Its: President
                                                 ------------------------------

                                   SCHEDULE A

                        FACILITIES COVERED BY ASSIGNMENT

FACILITY                                        LOCATION                       BED CAPACITY
--------                                        --------                       ------------
 Bent County Correctional Facility .......      Las Animas, Colorado               700
 Bridgeport Pre-Parole Transfer Facility .      Bridgeport, Texas                  200
 California City Correctional Facility ...      California City, California      2,304
 Central Arizona Detention Center ........      Florence, Arizona                2,048
 Cibola County Corrections Center ........      Milan, New Mexico                  376
 Cimarron Correctional Facility ..........      Cushing, Oklahoma                  960
*Coffee Correctional Facility ............      Nicholls, Georgia                  508
 Davis Correctional Facility .............      Holdenville, Oklahoma              960
 D.C. Correctional Treatment Facility ....      Washington, D.C.                   866
*Diamondback Correctional Facility .......      Watonga, Oklahoma                1,440
 Eden Detention Center ...................      Eden, Texas                      1,225
 Houston Processing Center ...............      Houston, Texas                     411
*Kit Carson Correctional Center ..........      Burlington, Colorado               768
 Laredo Processing Center ................      Laredo, Texas                      258
 Leavenworth Detention Center ............      Leavenworth, Kansas                327
*Maurice Sigler Detention Facility/
    Polk County Jail Annex ...............      Frostproof, Florida              1,008
*Mendota Correctional Facility ...........      Mendota, California              1,024
 Mineral Wells Pre-Parole Transfer
    Facility .............................      Mineral Wells, Texas             2,103
*Montana Correctional Facility ...........      Shelby, Montana                    512
*Mountainview Correctional Institution ...      Spruce Pine, North Carolina        528
 New Mexico Women's Correctional
   Facility ..............................      Grants, New Mexico                 322
 North Fork Correctional Center ..........      Sayre, Oklahoma                  1,440
 Northeast Ohio Correctional Center ......      Youngstown, Ohio                 2,016
 Prairie Correctional Facility ...........      Appleton, Minnesota              1,338
 San Diego Correctional Facility .........      San Diego, California            1,000
 San Diego Jail ..........................      San Diego, California              200
 Shelby Training Center ..................      Memphis, Tennessee                 200
 Southern Nevada Women's Correctional
   Facility ..............................      Las Vegas, Nevada                  500
 T. Don Hutto Correctional Center ........      Taylor, Texas                      480
 Torrance County Detention Facility ......      Estancia, New Mexico               910
 Webb County Correctional Center .........      Laredo, Texas                      500
 West Tennessee Detention Center .........      Mason, Tennessee                   600
*Wheeler Correctional Facility ...........      Alamo, Georgia                     508
 Whiteville Correctional Facility ........      Whiteville, Tennessee            1,536

---------------
* Facilities currently under construction.

                                  BILL OF SALE

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation, ("CCA") has bargained and contributed, and by these presents does bargain and contribute unto CORRECTIONS PARTNERS, INC., a Delaware corporation ("CPI") all of its right, title and interest in the following:

          1) Any and all equipment and other personal property used in connection with the management and operation of the Correctional Treatment Facility in Washington, D.C., the Eden Detention Center, the San Diego Jail and the Southern Nevada Women's Correctional Facility.

          2) Any and all leasehold improvements relating to the Correctional Treatment Facility in Washington, D.C., the Eden Detention Center and the Southern Nevada Women's Correctional Facility.

          3) Any and all equipment and other personal property located at the CCA Corporate Headquarters, 10 Burton Hills Boulevard, Nashville, Tennessee, 37215.

     This Bill of Sale is being delivered pursuant to that certain Assignment Agreement dated as of the 31st day of December, 1998 (the "Assignment Agreement"), between CCA and CPI.

Dated this 31st day of December, 1998.

                                              CORRECTIONS CORPORATION OF AMERICA

                                              By: /s/ Doctor R. Crants
                                                 -------------------------------

                                              Its: Chief Executive Officer
                                                  ------------------------------